UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 23, 2024, the board of directors (the “Board”) of United Fire Group, Inc. (the “Company”) [unanimously] adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

a.Expressly provide for shareholder meetings by remote communications;
b.Clarify that the Board may adjourn, postpone or reschedule any annual or special meeting of shareholders and the Board may cancel any annual or special meeting of shareholders other than a special meeting of shareholders called in response to a shareholder demand;
c.Require that any director who does not receive a majority of the votes cast in an uncontested election to tender such director’s resignation to be considered by the Nominating and Governance Committee;
d.Clarify the procedures and mechanics related to proxies;
e.Enhance the existing procedural mechanics and require additional disclosures in connection with shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings, including, without limitation, as follows:
i.Require that the nominating or proposing shareholder be a shareholder of record at the time of submitting a notice through the date of the applicable meeting;
ii.For annual meetings, change the permissible timeframe for receipt of shareholder notices of nomination or other proposed business to 90 to 120 days prior to the anniversary of the previous year's annual meeting of shareholders;
iii.With respect to a special meeting called by the Company, provide that a shareholder’s notice of nomination(s) or business must be submitted not earlier that the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to such special meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting and the number of nominees proposed by the Board to be elected at such meeting is first made by the Corporation;
iv.Require additional disclosures regarding nominating or proposing shareholders, the business proposed, proposed nominees and other persons associated with nominating or proposing shareholders;
v.Require that proposed nominees make additional representations, including that proposed nominees will serve a full term as director, if elected, and will provide information in communications with the Company and its shareholders that are true and correct and do not omit to state any fact necessary to make the statements made not misleading;
vi.Require that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any request therefor;
vii.Require nominating or proposing shareholders to update the information provided in the notice of nomination or proposal as of the record date and prior to the meeting date and to notify the Secretary within two business days after becoming aware of any material inaccuracy or change in information previously submitted; and
viii.Clarify that the number of candidates a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that substitute nominations are prohibited;
f.Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a shareholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating shareholders to make a representation as to whether they intend to use the Universal Proxy Rules and requiring shareholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);
g.Clarify that the powers of the chair of shareholder meetings, including to adjourn the meeting, whether or not a quorum is present;
h.Clarify the role and duties of inspectors of election in connection with shareholder meetings;
i.Clarify the procedures for director and officer resignations;
j.Clarify certain Board organizational matters, including the procedures relating to Board committees;
k.Provide that directors who are full-time employees of the Company shall not receive compensation for their service as directors;
l.Clarify that any officer who may be appointed by the Chief Executive Officer may be removed at any time by the Board or the Chief Executive Officer.
m.Update the provisions relating to notices of Board meetings, permit the Chief Executive Officer to call special Board meetings and permit less than 24 hours’ notice of a special Board meeting if the person(s) calling such meeting deems necessary or appropriate under the circumstances;
n.Clarify the provisions related to waiver of notice by directors and shareholders;

o.Add emergency bylaw provisions to provide clarity and authority to directors and certain officers during an emergency situation or catastrophic event that would otherwise prevent a quorum of the Board or a Board committee from being achieved;
p.Conform various provisions (including, without limitation, those related to annual meetings, Board size and director terms) to those in the Company’s Articles of Incorporation, as amended;
q.Modify various provisions (including, without limitation, those relating to quorum and voting standards for matters other than the election of directors and Board action by written consent) to conform to Iowa law; and
r.Make various other updates, including ministerial and conforming changes, and changes in furtherance of gender neutrality.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01. Other Events.
At a meeting of the Board of Directors of United Fire Group, Inc. (the "Company" or "UFG") held on February 23, 2024 the directors declared a $0.16 per share quarterly cash dividend, which will be paid March 22, 2024 to common stock shareholders of record as of March 8, 2024. A copy of the Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 3.1	Amended and Restated Bylaws of United Fire Group, Inc., effective as of February 23, 2024
Exhibit 99.1	Press release of United Fire Group, Inc. dated February 23, 2024.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	February 23, 2024	/s/ Kevin Leidwinger
Kevin Leidwinger, Chief Executive Officer

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